UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2009 (April 17, 2009)

FREESCALE SEMICONDUCTOR HOLDINGS I, LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	333-141128-05	98-0522138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6501 William Cannon Drive West, Austin, Texas 78735
(Address of Principal Executive Offices, including Zip Code)

(512) 895-2000
(Registrant's telephone number, including area code)

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information.

Item 2.02--Results of Operations and Financial Condition.

On April 22, 2009, Freescale Semiconductor Holdings I, Ltd. issued a press release announcing its financial results for the fiscal quarter ended April 3, 2009. A copy of the press release is attached as Exhibit 99.1 to this report.

The information in Item 2.02 of this Report and the attached exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

Item 2.05—Costs Associated with Exit or Disposal Activities.

Freescale Semiconductor today announced a plan to align the company’s spending with its prior decision to exit the cellular handset business. The plan encompasses employment reductions and other exit activities.  It was finalized and approved by the Board on April 17, 2009 and is expected to be completed by December 31, 2009.   Implementation of this plan and any specific employment actions related to the plan are subject to satisfaction of legal requirements, including prior consultation on the plan with work councils in some of the countries in which Freescale operates. Restructuring charges for these actions are estimated to be approximately $70 million in cash severance.

Freescale also announced today that it is initiating a plan to eliminate its 150mm manufacturing capability.  Freescale has experienced a migration from 150mm technologies to advanced technologies at our East Kilbride facility and are now seeing this evolution occur in technologies and products served by our Sendai and Toulouse 150mm fabs.  The long-term trend in declining overall demand for the bulk of the products served by these fabs has resulted in low factory utilization, which has been accelerated by today’s global economic climate.  This plan will result in the closure of Freescale’s Sendai, Japan fabrication facility.  Also under this plan, Freescale has initiated a formal consultation with employees at its Toulouse, France facility.  The proposal to close the facility will be evaluated through Freescale’s Toulouse Work Council.  The Board approved this plan on April 17, 2009 and Freescale expects the plan to be completed by the end of 2011.  Freescale estimates the costs of this plan to be approximately $200 million including approximately $190 million in cash severance costs and $10 million in other cash costs.

Section 9—Financial Statements and Exhibits.

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits

99.1      Press release dated April 22, 2009.*

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR HOLDINGS I, LTD.

		By:	/s/ Dathan C. Voelter
		Name:	Dathan C. Voelter
		Title:	Assistant Secretary

Date:	April 22, 2009

Exhibit Index

Exhibit Number	Description
99.1	Press release dated April 22, 2009.*

*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Exchange Act.